EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    27-Feb-06                                                        28-Feb-06

    Distribution Date:      BMW Vehicle Owner Trust 2003-A            Period #
    27-Mar-06               ------------------------------                  35

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

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    Balances
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                                                                                  Initial                 Period End
          Receivables                                                      $1,643,640,298               $242,516,480
          Reserve Account                                                     $12,327,302                 $8,218,201
          Yield Supplement Overcollateralization                               $9,034,825                 $1,330,081
          Class A-1 Notes                                                    $380,000,000                         $0
          Class A-2 Notes                                                    $455,000,000                         $0
          Class A-3 Notes                                                    $470,000,000                         $0
          Class A-4 Notes                                                    $296,913,000               $208,493,927
          Class B Notes                                                       $32,692,000                $32,692,000

    Current Collection Period
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          Beginning Receivables Outstanding                                  $261,281,878
          Calculation of Total Distribution Amount
                Regular Principal Distributable Amount
                      Receipts of Scheduled Principal                         $12,829,901
                      Receipts of Pre-Paid Principal                           $5,824,320
                      Liquidation Proceeds                                        $87,238
                      Principal Balance Allocable to Gross Charge-offs            $23,940
                Total Receipts of Principal                                   $18,765,398

                Interest Distribution Amount
                      Receipts of Interest                                       $958,698
                      Servicer Advances                                           $33,307
                      Reimbursement of Previous Servicer Advances                      $0
                      Accrued Interest on Purchased Receivables                        $0
                      Recoveries                                                  $38,565
                      Net Investment Earnings                                     $24,901
                Total Receipts of Interest                                     $1,055,470

                Release from Reserve Account                                           $0

          Total Distribution Amount                                           $19,796,929

          Ending Receivables Outstanding                                     $242,516,480

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                 $27,478
          Current Period Servicer Advance                                         $33,307
          Current Reimbursement of Previous Servicer Advance                           $0
          Ending Period Unreimbursed Previous Servicer Advances                   $60,785

    Collection Account
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          Deposits to Collection Account                                      $19,796,929
          Withdrawals from Collection Account
                Servicing Fees                                                   $217,735
                Class A Noteholder Interest Distribution                         $478,875
                First Priority Principal Distribution                                  $0
                Class B Noteholder Interest Distribution                          $79,823
                Regular Principal Distribution                                $18,640,305
                Reserve Account Deposit                                                $0
                Unpaid Trustee Fees                                                    $0
                Excess Funds Released to Depositor                               $380,191
          Total Distributions from Collection Account                         $19,796,929


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    Excess Funds Released to the Depositor
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                Release from Reserve Account                                     $0
                Release from Collection Account                            $380,191
          Total Excess Funds Released to the Depositor                     $380,191

    Note Distribution Account
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          Amount Deposited from the Collection Account                  $19,199,003
          Amount Deposited from the Reserve Account                              $0
          Amount Paid to Noteholders                                    $19,199,003

    Distributions
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          Monthly Principal Distributable Amount                    Current Payment      Ending Balance      Per $1,000      Factor
          Class A-1 Notes                                                        $0                  $0           $0.00       0.00%
          Class A-2 Notes                                                        $0                  $0           $0.00       0.00%
          Class A-3 Notes                                                        $0                  $0           $0.00       0.00%
          Class A-4 Notes                                               $18,640,305        $208,493,927          $62.78      70.22%
          Class B Notes                                                          $0         $32,692,000           $0.00     100.00%

          Interest Distributable Amount                             Current Payment          Per $1,000
          Class A-1 Notes                                                        $0               $0.00
          Class A-2 Notes                                                        $0               $0.00
          Class A-3 Notes                                                        $0               $0.00
          Class A-4 Notes                                                  $478,875               $1.61
          Class B Notes                                                     $79,823               $2.44



    Carryover Shortfalls
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                                                                             Prior
                                                                       Period Carryover     Current Payment      Per $1,000
          Class A-1 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-2 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-3 Interest Carryover Shortfall                                 $0                  $0              $0
          Class A-4 Interest Carryover Shortfall                                 $0                  $0              $0
          Class B Interest Carryover Shortfall                                   $0                  $0              $0


    Receivables Data
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                                                                   Beginning Period       Ending Period
          Number of Contracts                                                26,379              25,580
          Weighted Average Remaining Term                                     20.74               19.90
          Weighted Average Annual Percentage Rate                             5.11%               5.11%

          Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
                Current                                                $215,260,135              88.76%
                1-29 days                                               $20,684,950               8.53%
                30-59 days                                               $4,378,392               1.81%
                60-89 days                                                 $920,236               0.38%
                90-119 days                                                $327,693               0.14%
                120+ days                                                  $945,073               0.39%
                Total                                                  $242,516,480             100.00%
                Delinquent Receivables +30 days past due                 $6,571,395               2.71%



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          Write-offs
                Gross Principal Write-Offs for Current Period               $23,940
                Recoveries for Current Period                               $38,565
                Net Write-Offs for Current Period                          ($14,625)

                Cumulative Realized Losses                               $8,036,128


          Repossessions                                               Dollar Amount               Units
                Beginning Period Repossessed Receivables Balance           $396,484                  31
                Ending Period Repossessed Receivables Balance              $492,604                  39
                Principal Balance of 90+ Day Repossessed Vehicles           $40,087                   2



    Yield Supplement Overcollateralization
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          Beginning Period Required Amount                               $1,455,174
          Beginning Period Amount                                        $1,455,174
          Ending Period Required Amount                                  $1,330,081
          Current Period Release                                           $125,093
          Ending Period Amount                                           $1,330,081
          Next Distribution Date Required Amount                         $1,210,744

    Reserve Account
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          Beginning Period Required Amount                               $8,218,201
          Beginning Period Amount                                        $8,218,201
          Net Investment Earnings                                           $24,901
          Current Period Deposit                                                 $0
          Current Period Release to Collection Account                           $0
          Current Period Release to Depositor                                    $0
          Ending Period Required Amount                                  $8,218,201
          Ending Period Amount                                           $8,218,201
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